CERTIFICATION


I, David Wezdenko, certify that:

1. I have reviewed this report on Form N-SAR of JPMorgan California Bond Fund, JPMorgan
Enhanced Income Fund, and JPMorgan U.S.
High Yield Fund, each a series of
J.P. Morgan Series Trust;

2.  Based on my knowledge, this
report does not contain any
untrue statement of a material
fact or omit to state a material
fact necessary to make the statements
made, in light of the circumstances
under which such statements were made,
not misleading with respect to the
period covered by this report;

3. Based on my knowledge, the
financial information included in
this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying
officers and I are responsible for
establishing and maintaining disclosure
controls and procedures (as defined in
rule 30a-2(c) under the Investment Company
Act) for the registrant and have:
a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b) evaluated the effectiveness of the
registrant's disclosure controls and
procedures as of a date within 90 days
prior to the filing date of this
report (the "Evaluation Date"); and
c) presented in this report our
conclusions about the effectiveness
of the disclosure controls and
procedures based on our evaluation
as of the Evaluation Date;

5. The registrant's other certifying
officers and I have disclosed, based
on our most recent evaluation, to the
registrant's auditors and the audit
committee of the registrant's board
of directors (or persons performing
the equivalent functions):
a) all significant deficiencies in
the design or operation of internal
controls which could adversely affect
the registrant's ability to record,
process, summarize, and report
financial data and have identified
for the registrant's auditors any
material weaknesses in internal
controls; and
b) any fraud, whether or not
material, that involves management
or other employees who have a
significant role in the registrant's
internal controls; and

6. The registrant's other certifying
officers and I have indicated in this
report whether or not there were
significant changes in internal
controls or in other factors that
could significantly affect internal
controls subsequent to the date of
our most recent evaluation, including
any corrective actions with regard
to significant deficiencies and
material weaknesses.

/s/David Wezdenko/Treasurer
Date:4/28/03